UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2015
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INTEL CORPORATION
 (Exact name of registrant as specified in its charter)
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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2200 Mission College Blvd., Santa Clara, California 95054-1549
 (Address of principal executive offices) (Zip Code)
(408) 765-8080
 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)            On October 18, 2015, Susan L. Decker informed Intel Corporation (the "Company") of her decision not to stand for re-election to the Company's Board when her current term expires at the Company's 2016 Annual Stockholders' Meeting.  Ms. Decker, a director of the Company since 2006 and the Company's independent Lead Director since 2012, will continue to serve as independent Lead Director and will maintain her committee memberships until the 2016 Annual Stockholders' Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: October 20, 2015	By:	/s/ Suzan A. Miller
Suzan A. Miller
Vice President,
Deputy General Counsel and Corporate Secretary